EXHIBIT 1

                            JOINT FILING AGREEMENT

      We, the signatories of the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.

                                        KKR-KLC L.L.C.



                                        By:/s/ Clifton S. Robbins
                                           ---------------------------------
                                           Name: Clifton S. Robbins
                                           Title:  Member


                                        KKR ASSOCIATES (KLC) L.P.

                                        By KKR-KLC L.L.C.,
                                         as General Partner


                                        By:/s/ Clifton S. Robbins
                                           ---------------------------------
                                           Name: Clifton S. Robbins
                                           Title:  Member


                                        KLC ASSOCIATES, L.P.

                                        By KKR ASSOCIATES (KLC) L.P.,
                                         as General Partner

                                        By KKR-KLC L.L.C.,
                                         as General Partner


                                        By:/s/ Clifton S. Robbins
                                           ---------------------------------
                                           Name: Clifton S. Robbins
                                           Title:  Member


                                        KCLC ACQUISITION CORP.


                                        By:/s/ Clifton S. Robbins
                                           ---------------------------------
                                           Name: Clifton S. Robbins
                                           Title: President

                                        KKR ASSOCIATES L.P.


                                        By:/s/ Clifton S. Robbins
                                           ---------------------------------
                                           Name: Clifton S. Robbins
                                           Title: General Partner


                                        KKR PARTNERS II, L.P.

                                        By KKR ASSOCIATES L.P.,
                                         as General Partner

                                        By:/s/ Clifton S. Robbins
                                           ---------------------------------
                                           Name: Clifton S. Robbins
                                           Title: General Partner


DATED:  February 18, 1997